UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 7, 2025 (December 19, 2024)

Strawberry Fields REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-41628	84-2336054
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

6101 Nimtz Parkway
South Bend, Indiana	46628
(Address of principal executive offices)	(Zip Code)

(574) 807-0800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value	STRW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1933 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Amendment on Form 8-K/A (this “Amendment”) is being filed to amend the Current Report on Form 8-K (the “Initial Form 8-K”) filed by Strawberry Fields REIT, Inc. (the “Company”) with the Securities and Exchange Commission on December 20, 2024. As previously reported in the Initial Form 8-K, on December 19, 2024, the Company completed its acquisition of 8 healthcare facilities located in Missouri. In the Initial Form 8-K, the Company stated its intention to file the financial statements and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K not later than seventy-one (71) calendar days after the date that the Initial Form 8-K was required to be filed with the Securities and Exchange Commission. Pursuant to the instructions to Item 9.01 of Form 8-K, the Company hereby files this Amendment to amend the Initial Form 8-K in order to include the required financial statements and pro forma financial information that were previously omitted.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Missouri Properties Group Combined Statements of Revenues and Certain Expenses for the Year ended December 31, 2023 and the Nine Months Period ended September 30, 2024.

Independent Auditor’s Report	F-1

Combined Statements of Revenues and Certain Expenses	F-3

Notes to Combined Statements of Revenues and Certain Expenses	F-4

(b)	Pro Forma Financial Information.

Unaudited Pro Forma Condensed Combined Financial Information	F-1

Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2024	F-2

Unaudited Pro Forma Condensed Combined Statements of Income For The Nine Months Ended September 30, 2024	F-3

Unaudited Pro Forma Condensed Combined Statements of Income For The Year Ended December 31, 2023	F-4

Notes to Unaudited Pro Forma Condensed Combined Financial Information	F-5

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Missouri Properties Group Combined Statements of Revenues and Certain Expenses for the Year ended December 31, 2023 and the Nine Month Period ended September 30, 2024

99.2	Unaudited Pro Forma Condensed Combined Financial Information

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Strawberry Fields REIT, Inc.

Dated: February 7, 2025	By:	/s/ Moishe Gubin
Moishe Gubin
Chief Executive Officer and Chairman

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